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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 1, 2000

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          OHIO                         0-27202                     34-1803229
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)

32000 AURORA ROAD                   SOLON, OHIO                   44139
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            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code            440/519-0500
                                                  -----------------------------

                                 NOT APPLICABLE
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(Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

On June 1, 2000, Advanced Lighting Technologies, Inc. ("ADLT") announced that its Deposition Sciences, Inc. ("DSI") subsidiary had produced the first 3200 GHz optical bandpass filter using its MicroDyn (TM) reactive sputtering coating technology. This is an important benchmark in DSI's DWDM filter program to develop high yield mass-produced 200 GHz filters using MicroDyn (TM) metal oxide sputtering technology. ADLT's press release, dated June 1, 2000, relating to the production of the 3200 GHz optical bandpass filter using DSI's patented reactive sputtering process is attached hereto as Exhibit 99.1.

On June 5, 2000, ADLT announced that its Deposition Sciences, Inc. subsidiary has appointed Kumar Khajurivala, former Vice President of Operations for Precision Optics Corporation, Inc. of Boston, Massachusetts, to Director of Product Development. Further information about Mr. Khajurivala's appointment is included in ADLT's press release, dated June 5, 2000, attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

( c )  Exhibits

Exhibit No.             Description of Exhibits                         Page No.
-----------    ------------------------------------------------         --------

99.1           Press release of Advanced Lighting Technologies, Inc.
               dated June 1, 2000.

99.2           Press release of Advanced Lighting Technologies, Inc.
               dated June 5, 2000.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      ADVANCED LIGHTING TECHNOLOGIES, INC.


Date: June 6, 2000                  By:      /s/ Wayne R. Hellman
      ------------                       --------------------------------
                                             Wayne R. Hellman
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBITS                               PAGE NO.
-----------    ------------------------------------------------         --------

99.1           Press release of Advanced Lighting Technologies, Inc.
               dated June 1, 2000.

99.2           Press release of Advanced Lighting Technologies, Inc.
               dated June 5, 2000